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                                                                EXHIBIT 10.4.21


                 FIRST AMENDMENT TO LICENSE AND DISTRIBUTORSHIP
                                    AGREEMENT


THIS FIRST AMENDMENT is made as of the 1st day of May, 1997 by and between Neoprobe Corporation, a Delaware corporation with offices at 425 Metro Place North, Suite 400, Dublin, Ohio 43017 (hereinafter referred to as "Neoprobe"), and United States Surgical Corporation, a Delaware corporation having offices at 150 Glover Avenue, Norwalk, Connecticut 06856 (hereinafter referred to as "USSC") (Neoprobe and USSC, each a "Party" and collectively the "Parties").

         WHEREAS, under the License and Distributorship Agreement dated September 18, 1996 (the "Main Agreement"), Neoprobe appointed USSC as Neoprobe's sole and exclusive marketer throughout the Territory for Neoprobe Products in the Field; and

         WHEREAS, the Parties desire to amend the Main Agreement to further appoint USSC's Subsidiaries as the sole and exclusive distributors of "Devices" throughout the "Distributor Territory" (as such terms are defined below), and to establish pricing for the Subsidiaries;

         NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, the Parties agree as follows:

                             ARTICLE I. DEFINITIONS

         101. Definitions. Except if and as otherwise expressly defined herein, all capitalized terms contained in this First Amendment shall have the meanings ascribed to them in the Main Agreement.

         102. Device. As used herein, the term "Device" shall mean an interoperative radiation detection device, Control Unit, Probe and all parts, components or accessories therefor, as well as Improvements of such devices, parts and components and/or accessories; as of the Effective Date, the interoperative radiation detection device manufactured and marketed by Neoprobe is the Neoprobe(R) 1000.

         103. Distributor Territory. As used herein, the term "Distributor Territory" shall mean the countries of ****.

         104. Effective Date. The "Effective Date" of this First Amendment is the date first written herein above.

         105. Invoice Price. As used herein, the term, "Invoice Price" shall mean the total purchase price (converted to dollars pursuant to Section 2.04 below) for Devices invoiced by USSC's Subsidiaries' to their respective customers, net of VAT, returns, and demonstration devices, and USSC's Subsidiaries' respective landing costs (i.e., import duties).

  ****Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

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         105. Quarter. As used herein, the "Quarter" shall mean a fiscal quarter in a fiscal year as follows: First fiscal quarter - December 1 through February 28; Second fiscal quarter - March 1 through May 31; Second fiscal quarter - June 1 through August 31; and Fourth fiscal quarter - September 1 through November
30.

         106. USSC's Subsidiaries. As used herein, the term "USSC's Subsidiaries" shall mean a Person that is wholly owned or controlled by USSC;
Schedule 1.06 attached hereto is a listing of USSC's Subsidiaries located in the Distributor Territory as of the Effective Date.

                    ARTICLE II. DISTRIBUTION BY SUBSIDIARIES

         2.01 Appointment. Neoprobe hereby appoints USSC's Subsidiaries located in the Distributor Territory as the sole and exclusive distributors of the Devices. Except as the parties may otherwise agree in writing, USSC's Subsidiaries shall have the sole and exclusive right to solicit and accept orders from, and invoice, ship and deliver Devices to, purchasers located in the Distributor Territory. All prices and terms of resale to such purchasers, and all decisions concerning marketing and sales of Devices within the Distributor Territory, shall be subject to USSC's Subsidiaries' sole discretion. Provided, however, that each of USSC's Subsidiaries shall market Devices in a manner consistent with the labeling approved by the local health authority.

         2.02 Purchase Price. For purposes of resale by USSC's respective Subsidiaries to purchasers located in the Distributor Territory covered by the Subsidiaries, Neoprobe shall sell Devices to the subsidiary or, at USSC's request, to USSC for its resale to the subsidiary, as USSC or the subsidiary may order from time to time, at the applicable "Purchase Prices" defined below, CIP the location of the USSC's Subsidiary.

         2.03 Initial Purchase Prices. During the **** Quarters occurring during the term of this Agreement, the Purchase Prices shall be as follows: (i) **** Dollars ($****) per Neoprobe(R) 1000 System, (ii) **** Dollars ($****) per single 19mm reusable Probe for the Neoprobe(R) 1000 System (purchased individually and not as part of the Neoprobe(R) 1000 System or any other system), and (ii) **** Dollars ($****) per single Control Unit for the Neoprobe(R) 1000 System (purchased individually and not a part of the Neoprobe(R) 1000 System or any other system), including any related Improvements. The Parties shall negotiate with each other in good faith concerning the initial Purchase Price for any additional Devices, as and when the same are available for sale.

         2.04 Adjusted Purchase Prices. For each Device (including each system, such as the Neoprobe(R) 1000 System, and each Device purchased individually and not as part of a system), the Purchase Price during the **** occurring after the Effective Date shall be equal to **** of the **** at which USSC's Subsidiaries sold the relevant Device during the **** preceding the prior **** (e.g., Purchase Prices in effect for the **** shall equal **** during the ****). For purposes of the foregoing, USSC's Subsidiaries' **** shall be converted to United States Dollars

  ****Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

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based upon the average monthly exchange rate reported by The New York Times for the **** during which the relevant **** occur.

         2.05 Minimum Purchase Price. Notwithstanding the terms of Section 2.03 above, the Purchase Price shall not be lower than **** Dollars ($****) per Neoprobe(R) 1000 System, (ii) **** Dollars ($****) per single 19 mm reusable Probe for the Neoprobe(R) 1000 System (purchased individually and not as part of the Neoprobe(R) 1000 System or any other system), and (ii) **** Dollars ($****) per single Control Unit for the Neoprobe(R) 1000 System (purchased individually and not as part of the Neoprobe(R) 1000 System or any other system), including any related Improvements.

         2.06 Sales Report. During the **** occurring after the effective date of this First Amendment, USSC shall provide Neoprobe with a sales report setting forth the information listed on Schedule 2.06 attached hereto and incorporated herein. Neoprobe shall use such information solely to adjust the Purchase Prices pursuant to Section 2.03.

         2.07 Payment of Purchase Price. Payment for Neoprobe Products shipped by Neoprobe to a USSC Subsidiary shall be due within **** (****) days from the date of invoice.

         2.08 No ****. As a consequence of additional costs USSC's Subsidiaries will incur to receive, warehouse and distribute Devices, no **** shall be due to Neoprobe pursuant to Section **** of the Main Agreement for Devices sold by USSC's Subsidiaries pursuant to the terms of this Article II.

         2.09 No ****. No **** shall due to USSC pursuant to Section **** for the Main Agreement for sales of Devices made by Neoprobe to any of USSC's Subsidiaries or by any of USSC's Subsidiaries to a third party.

         2.10 Shipment of Neoprobe Products. As stated in Section 2.01, shipment of Devices shall be CIP the location of the USSC's Subsidiary to which the Devices are to be shipped. Accordingly, risk of loss for, and title to, the Devices will pass to the USSC Subsidiary when the Devices have been delivered by Neoprobe to the carrier, has paid the freight to the Subsidiary's location, provided export clearance, and obtained and paid for insurance of the Devices during transit, all in accordance with INCOTERMS 1990.

         2.11 Warranty. All Devices purchased by USSC for resale to USSC's Subsidiaries, or directly by USSC's Subsidiaries hereunder shall be subject to, and each of the respective USSC's Subsidiary's customers shall have all rights and benefits under, the warranties established pursuant to Section 3.6 of the Main Agreement or otherwise provided by Neoprobe to other purchasers of the Neoprobe Products.

  **** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

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                           ARTICLE III. MISCELLANEOUS

         3.01 Term of First Amendment. Unless otherwise agreed in writing by the Parties, the term of this First Amendment shall be for so long as the Main Agreement remains in effect.

         3.02 Import and Sales Permits. The respective USSC's Subsidiaries shall be permitted to communicate and otherwise interact and make filings with all International Regulatory Agencies located in the Territory, insofar as deemed necessary or desirable by such Subsidiary to allow it to lawfully import and sell Neoprobe Products within the Distributor Territory. Neoprobe shall cooperate with USSC's Subsidiaries, as they may reasonably request, in connection with such communication, interaction and filings with International Regulatory Agencies.

         3.03 Right to Audit. Upon reasonable notice, USSC shall allow any independent certified public accounting firm appointed by Neoprobe and reasonably acceptable to USSC to examine USSC's Subsidiaries' respective books and records, at such the location of USSC's Subsidiaries. Such examinations shall occur on or after **** of any calendar year, only during normal business hours, and not more than once a calendar year, and shall be solely for the purpose of verifying the calculation of the **** contained in the sales report delivered by USSC pursuant to Section 2.06 for the ****. The fees and expenses of the accounting firm performing the examination shall be borne by Neoprobe. Unless written objection is made by Neoprobe and delivered to USSC within thirty
(30) days after completion of such examinations, the calculation of the **** contained in the relevant sales report shall be final and binding on the Parties, except insofar as adjusted or corrected as a result of the subsidiary's statutory audit or USSC's regular annual audit. It is understood that USSC's Subsidiaries shall not be required to furnish or permit the examination of any information not required to verify the calculation of the relevant reported ****. Any information provided to the foregoing accounting firm shall be treated as USSC's Confidential Information.

         3.04 Main Agreement. Except for the terms and conditions of this First Amendment as specifically applied to the subject matter herein, the terms and conditions of the Main Agreement shall remain in full force and effect, and, taken together with this First Amendment as so amended, shall apply to all transactions contemplated by this First Amendment.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed by their respective duly authorized corporate officers as of the date first above set forth.

UNITED STATES                                NEOPROBE CORPORATION
SURGICAL CORPORATION

By: /s/ Howard M. Rosenkrantz                By: /s/ David Bupp
    ---------------------------                  ----------------------------
    Name: Howard M. Rosenkrantz                  Name: David Bupp
    Title: President and C.O.O.                  Title: President, COO


  **** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                  SCHEDULE 1.06




                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                            Auto Suture Company, ****
                            Auto Suture Company, ****
                            Auto Suture Company, ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****
                                Auto Suture ****



  **** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                  SCHEDULE 2.06




Once per **** for the preceding ****, by the **** day following the end of the preceding ****, a sales report will issue with at least the following information:

         1. Total sales of Devices per Subsidiary within the Distributor Territory, calculated on the basis of ****.

         2. Total sales for each of Neoprobe(R) 1000, Control Unit and Probe, calculated on the basis of ****.

         3. Units of Devices sold per Subsidiary for Neoprobe(R) 1000, Control Unit and Probes;

         4. Total number of units sold for Neoprobe(R) 1000, Control Unit and Probe; and

         5. Details of returns, demonstration devices and landing costs deducted from sales figures.



  **** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.